INTERACTIVE IMAGINATIONS, INC.

                          SECURITIES PURCHASE AGREEMENT

                                February 25, 1998

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                                TABLE OF CONTENTS

Section                                                                                   Page

1.      Purchase and Sale of Preferred Shares and Warrants...................................1

        1.1    Sale and Issuance.............................................................1
        1.2    Use of Proceeds From Investment...............................................1
        1.3    Closing.......................................................................1

2.      Representations and Warranties of the Company........................................2

        2.1    Organization, Good Standing and Qualification.................................2
        2.2    Capitalization................................................................2
        2.3    Authority; Execution and Delivery; Requisite Consents, Nonviolation...........4
        2.4    Subsidiaries..................................................................5
        2.5    Financial Information.........................................................5
        2.6    Certain Changes or Events.....................................................6
        2.7    Tangible Personal Property....................................................7
        2.8    Real Property.................................................................7
        2.9    Contracts.....................................................................8
        2.10   Intellectual Property.........................................................9
        2.11   Insurance....................................................................11
        2.12   Labor Union Activities; Employee Relations...................................11
        2.13   ERISA........................................................................11
        2.14   Litigation...................................................................12
        2.15   Compliance with Laws; Permits................................................12
        2.16   Taxes........................................................................12
        2.17   Books and Records............................................................13
        2.18   Environmental Matters........................................................13
        2.19   Transactions with Affiliates.................................................14
        2.20   Registration Rights..........................................................14
        2.21   No Brokers or Finders........................................................15
        2.22   Investment Company Act.......................................................15
        2.23   Disclosure...................................................................15
        2.24   Simultaneous Merger..........................................................15
        2.25   Public Announcements.........................................................16
        2.26   Proprietary Information and Employee Issues..................................16
        2.27   Business Plan................................................................16
        2.28   Real Property Holding Company................................................16
        2.29   Substantial Customers and Suppliers..........................................16
        2.30   Accounts Receivable..........................................................17
        2.31   Small Business Matters.......................................................17
        2.32   Exemption from Registration; Restrictions on Offer and Sale of Same or Similar
               Securities...................................................................17
        2.33   Series B Shares..............................................................18

                                       i
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3.      Representations, Warranties, and Covenants of the Investors.........................18
        3.1    Organization.................................................................18
        3.2    Authorization................................................................18
        3.3    Offering Exemption...........................................................18
        3.4    Knowledge and Experience; Ability to Bear Economic Risks.....................19
        3.5    Limitations on Disposition...................................................19
        3.6    No Intended Resale...........................................................19
        3.7    Legends......................................................................20
        3.8    Confidentiality..............................................................20
        3.9    Public Announcements.........................................................21

4.      Conditions of Investors' Obligations at Closing.....................................22
        4.1    Representations and Warranties...............................................22
        4.2    Performance..................................................................22
        4.3    Stock Certificates, Etc......................................................22
        4.4    No Material Adverse Change...................................................22
        4.5    Consents.....................................................................22
        4.6    No Litigation................................................................22
        4.7    Opinion of Counsel...........................................................23
        4.8    Compliance Certificate.......................................................23
        4.9    Directors....................................................................23
        4.10   Related Agreements...........................................................23
        4.11   Proceedings and Documents....................................................23
        4.12   Secretary's Certificate......................................................23
        4.13   Qualification of Securities..................................................23
        4.14   Filing of Restated Certificate...............................................24
        4.15   Purchase By Other Investors..................................................24
        4.16   Payment of Investor Expenses.................................................24

5.      Conditions of the Company's Obligations at Closing..................................24
        5.1    Representations and Warranties...............................................24
        5.2    Payment of Purchase Price....................................................24
        5.3    No Litigation................................................................24
        5.4    Proceedings and Documents....................................................24

6.      Certain Covenants...................................................................25
        6.1    Financial and Business Information...........................................25
        6.2    Exemption from Investment Company Act........................................27
        6.3    Accounting and Reserves......................................................27
        6.4    Rights to Purchase Additional Securities.....................................27
        6.5    Confidentiality..............................................................29
        6.6    Ordinary Course Obligations..................................................29
        6.7    Taxes Relating to this Agreement.............................................30
        6.8    Replacement of Instruments...................................................30


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        6.9    Reincorporation in Delaware..................................................31
        6.10   SBA Forms; Inspection........................................................31
        6.11   Corporate Existence; Approvals...............................................31
        6.12   Taxes........................................................................31
        6.13   Insurance....................................................................31
        6.14   Notice of Certain Events.....................................................32
        6.15   Maintenance of Properties....................................................32
        6.16   Reservation of Shares........................................................32
        6.17   Venture Capital Operating Company Status.....................................32
        6.18   Director and Officer Insurance...............................................32
        6.19   Further Assurances...........................................................33
        6.20   Use of Proceeds..............................................................33
        6.21   Reports Under the Exchange Act...............................................33
        6.22   Actions Requiring Written Consent of Investors...............................33

        7.     Miscellaneous................................................................36
        7.1    Expenses.....................................................................36
        7.2    Taxes........................................................................36
        7.3    Replacement of Instruments...................................................36
        7.4    Use of Investors' Names......................................................36
        7.5    Indemnification..............................................................37
        7.6    Right to Rely................................................................37
        7.7    Survival.....................................................................37
        7.8    Successors and Assigns.......................................................38
        7.9    Entire Agreement; Amendment and Waiver.......................................38
        7.10   Applicable Law...............................................................38
        7.11   Notices......................................................................38
        7.12   Brokerage....................................................................38
        7.13   Severability.................................................................39
        7.14   Descriptive Headings.........................................................39
        7.15   Counterparts; Signatures by Facsimile........................................39
        7.16   Understanding Among Investors................................................39
        7.17   Further Assurances...........................................................39
        7.18   Knowledge....................................................................39

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                                  EXHIBIT LIST
Exhibit A            Restated Certificate of Incorporation

Exhibit B  1         Form of Class A Warrant

Exhibit B  2         Form of Class B Warrant

Exhibit C            Business Plan

Exhibit D            ByLaws of the Company

Exhibit E            Certificate of Incorporation of the Subsidiary

Exhibit F            ByLaws of the Subsidiary

Exhibit G            Shareholders' Agreement

Exhibit H            Registration Rights Agreement

Exhibit I            Opinion of Proskauer Rose LLP

Exhibit J            NonCompetition Agreement

Exhibit K            NonDisclosure and Developments Agreement

Exhibit L            SBA Certificate

Exhibit M            1998 Stock Incentive Plan

Exhibit N            Other Financial Information



                                  SCHEDULE LIST

Schedule 1           Schedule of Exceptions

Schedule 2           Names of Shareholders and Holders of Options and/or
                     Warrants, etc.

Schedule 3           Directors

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                    Cross References to Selected Definitions

Term                                                    Section Location
Action                                                  ss. 2.14
Advercomm                                               ss. 2.5(c)
Agreement                                               Prefatory Language
Business Combination                                    ss. 2.9(k)
Business Plan                                           ss. 1.2
Closing                                                 ss. 1.3
Code                                                    ss. 2.16
Common Shares                                           ss. 1.1
Company                                                 Prefatory Language
Company Documents                                       ss. 2.3
Contracts                                               ss. 2.9
Conversion Shares                                       ss. 1.1
Environmental Laws                                      ss. 2.18
ERISA                                                   ss. 2.13
Financial Statements                                    ss. 2.5(a)
GAAP                                                    ss. 2.5(a)
Governmental Authority                                  ss. 2.3
Indebtedness                                            ss. 2.5(d)
Intellectual Property                                   ss. 2.10
Interim Financial Statements                            ss. 2.5(b)
Investors                                               Prefatory Language
Laws                                                    ss. 2.2
Liens                                                   ss. 2.2
Merger                                                  ss. 2.24
New Securities                                          ss. 6.4(b)
Operating IP                                            ss. 2.10
Option                                                  ss. 2.2
Order                                                   ss. 2.14
Other Financial Information                             ss. 2.5(c)
Permits                                                 ss. 2.15
Person                                                  ss. 2.3
Petry                                                   ss. 2.5(c)
Principal Owner                                         ss. 2.9(d)
Qualified Public Offering                               ss. 6.4(f)
Registration Rights Agreement                           ss. 2.2
Related Agreements                                      ss. 4.10
Required Holders                                        ss. 6.22
Restated Certificate                                    ss. 1.1
Returns                                                 ss. 2.16
Rule 144                                                ss. 3.5
SBA                                                     ss. 2.31
SBA Act                                                 ss. 2.31
SBA Regulation                                          ss. 2.31
SBIC                                                    ss. 2.31
Scheduled Contracts                                     ss. 2.9
Securities                                              ss. 1.1
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Term                                                    Section Location
Securities Act                                          ss. 2.20
Series B Shares                                         ss. 1.1
Shareholders' Agreement                                 ss. 2.2
Shares                                                  ss. 1.1
Stock Incentive Plan                                    ss. 6.22(b)
Stock Incentives                                        ss. 2.2
Subsidiary                                              ss. 2.1
Taxes                                                   ss. 2.16
VCOC                                                    ss. 6.17
Warrants                                                ss. 1.1
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                                       vi
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                                                                  EXECUTION COPY

                          SECURITIES PURCHASE AGREEMENT

        This Securities Purchase Agreement (this "Agreement") is made as of this 25th day of February, 1998 by and between Interactive Imaginations, Inc., a New York corporation (the "Company"), and each of the persons identified on the signature pages hereto as an "Investor" (such persons collectively, the "Investors").

        THE PARTIES HEREBY AGREE AS FOLLOWS:

        1.     Purchase and Sale of Preferred Shares and Warrants.

               1.1 Sale and Issuance. Subject to the terms and conditions of this Agreement, each Investor, severally and not jointly, agrees to purchase at the Closing (as hereinafter defined), and the Company agrees to sell and issue to each Investor, severally and not jointly, the number of Series B Convertible Voting Preferred Shares, par value $.01 per share (the "Series B Shares"), of the Company and the number of Class A Warrants and Class B Warrants set forth on the signature page hereto of such Investor, all at the aggregate purchase price set forth on such signature page.

               The Series B Shares shall have the powers, rights, preferences and privileges set forth in the Restated Certificate of Incorporation of the Company attached hereto as Exhibit A (the "Restated Certificate"). The Class A and Class B Warrants shall be in the forms of warrant attached hereto as Exhibit B-1 and B-2, respectively.

               The Series B Shares sold to the Investors pursuant to this Agreement are sometimes hereinafter referred to as the "Shares"; the Class A Warrants and Class B Warrants sold to the Investors pursuant to this Agreement are sometimes hereinafter referred to as the "Warrants"; the common shares, par value $0.01 per share, of the Company (the "Common Shares") issuable upon conversion of the Shares or exercise of the Warrants are sometimes hereinafter referred to as the "Conversion Shares". The Shares, the Warrants and the Conversion Shares are sometimes hereinafter collectively referred to as the "Securities".

               1.2 Use of Proceeds From Investment. The proceeds from the sale of the Shares and the Warrants will be used to conduct the business of the Company in accordance with the approved business plan (the "Business Plan") attached hereto as Exhibit C.

               1.3 Closing. The purchase and sale of the Securities shall take place at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, at 9:00 a.m., on February 25, 1998, or at such other time and place as the Company and the Investors purchasing a majority of the Securities mutually agree (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor a certificate representing the Shares to be purchased by such Investor, together with the Warrants to be purchased by such Investor, in each case registered in the name of such Investor as it appears on the signature pages hereto against delivery to the Company by such Investor of a wire transfer in the amount of the aggregate purchase price therefor.

        2. Representations and Warranties of the Company. The Company (which, for purposes of this Article 2, includes 24/7 Media, Inc., a Delaware corporation (the "Subsidiary"), except where the context clearly indicates otherwise) and the Subsidiary (which, for the purposes of this Article 2, includes 24/7 Media, Inc., Petry Interactive, Inc., a Delaware corporation, and Advercomm, Inc., a Delaware corporation, including all of their respective assets and liabilities, except where the context clearly indicates otherwise) jointly and severally hereby represent and warrant to, and agree with the Investors except as set forth on the Schedule of Exceptions furnished to the Investors and attached hereto as Schedule 1, specifically identifying the relevant subsection hereof with respect to which an exception is being made, which exceptions shall be deemed to be representations and warranties as if made hereunder, as follows:

               2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company and the Subsidiary each have all requisite power and authority to carry on their respective businesses as now conducted and as proposed to be conducted. The Company and the Subsidiary each are duly qualified to transact business and are in good standing in each jurisdiction in which the failure so to qualify can in the aggregate be eliminated without material cost or expense by the Company or the Subsidiary. The Subsidiary is a newly formed corporation which has not engaged in any business other than in connection with its organization and the transactions contemplated by the Agreement and Plan of Merger in connection with the Merger (as defined in Section 2.24). Annexed hereto as Exhibit D, Exhibit E and Exhibit F, respectively, are true and complete copies of the By-Laws of the Company, the Certificate of Incorporation of the Subsidiary, and the By-Laws of the Subsidiary, each as amended through the date hereof.

               2.2 Capitalization. After giving effect to the transactions contemplated by this Agreement, including the Merger (as defined in Section 2.24), and immediately after the Closing, the capital stock of the Company, as authorized by the Restated Certificate, will consist of: (i) 100,000,000 Common Shares, of which 27,481,201 shares will be issued and outstanding, 10,060,002 shares will be reserved for issuance upon conversion of issued and outstanding Shares, 5,000,000 shares will be reserved for issuance upon exercise of issued and outstanding Class A Warrants, 5,000,000 shares will be reserved for issuance upon exercise of issued and outstanding Class B Warrants, 2,575,000 will be reserved for issuance upon exercise of issued and outstanding Class C Warrants, 142,421 will be reserved for issuance upon exercise of issued and outstanding unclassified warrants, 251,028 (subject to adjustment) will be reserved for issuance upon exercise of issued and outstanding convertible debentures, and 5,750,000 shares will be reserved for issuance to key employees, officers and directors of, and consultants to, the Company under stock incentives that have been granted or are available for grant by the Company pursuant to the Stock Incentive Plan (as defined in Section 6.22(b)) (collectively, the "Stock Incentives"); and (ii) 30,000,000 preferred shares, of which none are outstanding and of which 10,060,002 shares have been designated as Series B Shares, all of which are being issued to the Investors hereunder. The rights,

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privileges and preferences of the Common Shares and Series B Shares are as stated in the Restated Certificate. Except for the Stock Incentives specified above, the conversion rights of issued and outstanding Series B Shares, the conversion rights of outstanding convertible debentures specified above, and the exercise rights of issued and outstanding Class A, Class B, Class C Warrants and unclassified warrants specified above, as of the Closing, the Company will not
(i) have outstanding any capital stock or other securities convertible into or exchangeable for any shares of its capital stock and, except for the preemptive rights contained in this Agreement, no Person will have any right to subscribe for or to purchase (including conversion or preemptive rights), or any Options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, any calls, commitments or other claims of any character relating to, any capital stock or any stock or securities convertible into or exchangeable for any capital stock of the Company; (ii) have any capital stock, equity interests or other securities reserved for issuance for any purpose; or
(iii) be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in the preceding clause (i). "Option" with respect to any Person means any security, right, subscription, warrant, option, "phantom" stock right or other Contract that gives the right directly or indirectly to (i) purchase or otherwise receive or be issued any shares of capital stock of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock of such Person or (ii) receive or exercise any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of such Person, including any rights to participate in the equity or income of such Person or to participate in or direct the election of any directors or officers of such Person or the manner in which any shares of capital stock of such Person are voted. Neither this Agreement nor the transactions contemplated hereby or by the Merger will cause any anti-dilution adjustment or accelerated vesting of any Options. All issued and outstanding Common Shares have been duly and validly issued and subject to Section 630 of the New York Business Corporation Law, are fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act and any applicable state securities laws or pursuant to valid exemptions therefrom. All of the Series B Shares and Conversion Shares, when issued as contemplated hereby, will be validly issued and, subject to Section 630 of the New York Business Corporation Law, fully paid and nonassessable and will be issued in accordance with the registration or qualification provisions of the Securities Act and any applicable state securities laws or pursuant to valid exemptions therefrom. The delivery of a certificate or certificates at the Closing representing the Shares and the Warrants in the manner provided in Section 1.3 will transfer to each Investor good and valid title to the Shares and the Warrants, respectively, free and clear of all liens, pledges, assessments, leases, security interests, claims, encumbrances, or other restrictions of any kind (collectively, "Liens"). To the best knowledge of the Company, there are no agreements among the Company's shareholders with respect to the voting or transfer of the Company's capital stock, other than the agreements relating to transfer contained in the Shareholders' Agreement in the form of Exhibit G attached hereto (the "Shareholders' Agreement"), and the Registration Rights Agreement in the form of Exhibit H attached hereto (the "Registration Rights Agreement"). Schedule 2 includes a complete and correct list of the name of each of the Company's investors and shareholders and the number of shares of capital stock (and class or series) owned by such Person, and the name of each holder of an outstanding Option and the number of Options to purchase capital stock owned by such holder and the exercise price at which, and the period during which, such Option(s) may be exercised and the vesting schedule thereof, if any. The authorized capital stock

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of the Subsidiary consists of 1,000 common shares, par value $.01 per share, of which 100 are outstanding as of the date hereof. The Company owns, beneficially and of record, all of the issued and outstanding shares of capital stock of the Subsidiary, free and clear of all Liens. All of the issued and outstanding shares of capital stock of the Subsidiary have been duly and validly issued and are fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom. There are no outstanding Options with respect to the Subsidiary.

               2.3 Authority; Execution and Delivery; Requisite Consents, Nonviolation. The Company has, and as of the Closing will have, all requisite power and authority to execute, deliver and perform this Agreement, the Shareholders' Agreement, the Registration Rights Agreement, Restated Certificate, Warrants, Securities and each other document or instrument executed by it, or any of its officers, in connection herewith or therewith or pursuant hereto or thereto (this Agreement, together with all of the foregoing documents and instruments, are sometimes collectively referred to herein as the "Company Documents"), and to consummate the transactions contemplated hereby and thereby. The name of each officer and director of the Company and of the Subsidiary on the date hereof, and the position with the Company held by each, are listed on
Part 2.3 of Schedule 1 hereto. The execution, delivery and performance of this Agreement and the other Company Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Company and its shareholders. This Agreement and each of the other Company Documents that has been executed as of the date hereof is, and each of the Company Documents will be as of the Closing, duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity. The execution, delivery and performance of this Agreement and the other Company Documents (including, without limitation, the Shareholders' Agreement, the Registration Rights Agreement, the Restated Certificate and the Warrants), the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the offer, sale and delivery by the Company of the Securities) will not (a) require the consent, license, permit, waiver, approval, authorization or other action of, by or with respect to, or registration, declaration or filing with, any court or governmental authority, department, commission, board, arbitrator, bureau, agency or instrumentality, or other political subdivision, domestic or foreign ("Governmental Authority") or any other individual, partnership, corporation, unincorporated organization or association, limited liability company, trust or other entity (collectively, a "Person"); (b) violate or conflict with any provision of the Restated Certificate, the Certificate of Incorporation or of the By-Laws of the Company or Subsidiary as in effect immediately prior to and immediately after the execution and delivery of this Agreement; or (c) constitute a default under (with or without notice or lapse of time or both), violate or conflict with, give rise to a right of termination, cancellation, acceleration or modification under or result in a loss of a material benefit under, any Law (as defined in Section 2.15 below), Scheduled Contract (as defined in Section 2.9 below), rights relating to Intellectual Property (as defined in Section 2.10 below), Permit (as defined in Section 2.15 below) or Order (as defined in Section 2.14 below) to which the Company or the Subsidiary is a party or by which the Company or its properties or the Subsidiary or its properties are bound or give to any Person any additional rights or entitlements to increased, additional, accelerated or guaranteed payments under or result in creation or imposition of any Lien upon the Company or the Subsidiary or any of its respective assets and properties.

               2.4 Subsidiaries.

               The Company does not, and prior to the Closing will not, own or control, directly or indirectly, any partnership interests, stock or other equity interests in any partnership, corporation or other entity or Person or any voting rights or right to control the policies and direction of any partnership, corporation or other entity, other than the Subsidiary.

               2.5 Financial Information.

                   (a) The Company has previously delivered to the Investors its historical audited balance sheets as at December 31, 1996, and the historical audited statements of income, shareholders' equity and cash flows for the year then ended (collectively, the "Financial Statements"). Such Financial Statements have been prepared from the books and records of the Company and present fairly the financial position and the results of operations and cash flows of the Company as at and for the periods indicated, in each case in conformity with generally accepted accounting principles ("GAAP") consistently applied (except as described in such statements or the notes thereto).

                   (b) The Company has previously delivered to the Investors an historical unaudited balance sheet of the Company as at December 31, 1997 and an historical unaudited statement of income, shareholders' equity and cash flows for the twelve-month period then ended (the "Interim Financial Statements"). Such Interim Financial Statements have been prepared from the books and records of the Company and present fairly the financial position and the results of operations of the Company as at and for the period indicated, in each case in conformity with GAAP, subject to customary year or period end audit adjustments and accruals and the absence of notes thereto, (except as previously noted) consistently applied.

                   (c) The Company has previously delivered to the Investors unaudited balance sheets as of December 31, 1997 and certain historical statements of operations regarding Petry Interactive, Inc. ("Petry") and Advercomm, Inc. ("Advercomm") (the "Other Financial Information"), attached hereto as Exhibit N. Such Other Financial Information has been prepared from the books and records of Petry and Advercomm, respectively, and present fairly the financial position and the results of operations of Petry and Advercomm in each case in accordance with GAAP, subject to customary year or period end adjustments and accruals and the absence of notes thereto, as at and for the periods indicated.

                   (d) Except as disclosed in the Interim Financial Statements or Other Financial Information, neither the Company nor the Subsidiary has any liabilities or obligations, absolute or contingent, except (i) obligations and liabilities incurred in the ordinary course of business, consistent with past practice, since the date of the Interim Financial Statements or Other Financial Information, (ii) obligations which are not required to be reflected in the Financial Statements or such Interim Financial Statements and which would not be required under GAAP to be included in the notes to such Financial Statements, which individually and in the aggregate are not material to the financial condition or operating results of the Company or the Subsidiary. Except as disclosed in the Interim Financial Statements or Other Financial Information, the Company is not a guarantor or indemnitor of any obligations of any Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) ("Indebtedness") of any other Person. The Company and the Subsidiary maintain and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

                   (e) No representation is made hereunder with respect to any forecasts, projections or forward looking information provided to the Investors in connection with the Financial Statements, the Interim Financial Statements, Other Financial Information or otherwise, except that the Company represents that any such forecasts, projections and forward looking information were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such forecasts, projections and forward looking information.

               2.6 Certain Changes or Events. Other than transactions entered into in connection with the Merger (as defined in Section 2.24), since December 31, 1996 the business of the Company has been operated only in the ordinary course, consistent with past practice, and in addition to, and not in limitation of the foregoing: (i) there has been no change in the Condition of the Company, except for changes in the ordinary course of business consistent with past practice which have not been, in the aggregate, materially adverse to the Company; (ii) there has been no revocation or change in any Contract or Permit or right to do business, and, to the best knowledge of the Company, no change of Laws which has resulted, or could reasonably be expected to result, in a material adverse change in the Condition of the Company; (iii) the Company has not authorized or made any distributions of, or declared or paid any dividends, upon or with respect to any of the capital stock of the Company or the Subsidiary, or other equity interests, nor has the Company redeemed, purchased or otherwise acquired, or issued or sold, any of its capital stock or other equity interests; (iv) the Company has not entered into any transaction with a value in excess of $50,000 or other material transaction, other than in the ordinary course of business and consistent with past practice; (v) the Company has not incurred any Indebtedness for borrowed money or made any loans or advances to any Person except for convertible debentures incurred and subsequently converted to Common Shares of the Company on or prior to the date hereof; (vi) there has been no waiver by the Company of a valuable right or of a material debt owed to it, including any right or Indebtedness with a value in excess of $50,000; (vii) the Company has not failed to satisfy or discharge any Lien (as defined in Section 2.7 below); (viii) there has not been any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted); (ix) there has not been any material change in any compensation arrangement (including, without limitation, benefits) or agreement with any employee or consultant of the Company; (x) there has not been any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets of the Company; (xi) there has not been any resignation or termination of employment of any key officer or employee or consultant of the Company and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer, employee or consultant; (xii) there has been no receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;
(xiii) there has been no mortgage, pledge or transfer of a security interest in, or lien, created or suffered to exist by the Company with respect to any of its material properties or assets, except Liens for taxes not yet due or payable;
(xiv) there have been no loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business consistent with past practice; (xv) any change in the accounting, pricing, inventory, credit, financial reporting or tax methods or procedures of the Company or Subsidiary or any other transaction involving or development affecting the Company or Subsidiary outside the ordinary course of business consistent with past practice; and (xvi) there has been no agreement or commitment by the Company to do or perform any of the acts described in this Section 2.6.

               2.7 Tangible Personal Property. The Company and the Subsidiary, respectively, are in possession of and have good and marketable title to or has valid leasehold interests in or valid rights under Contract to use, all tangible personal property used in the conduct of its business, including all tangible personal property reflected on the Financial Statements for the period ended December 31, 1996, the Interim Financial Statements for the period ended December 31, 1997 and Other Financial Information for the period ended December 31, 1997 and tangible personal property acquired since each such date other than property disposed of since such date in the ordinary course of business consistent with past practice and the terms of this Agreement and the Company Documents. All such tangible personal property is free and clear of all Liens, and is adequate and suitable for the conduct by the Company and the Subsidiary, respectively, of the business presently conducted and presently proposed to be conducted by it, and is in good working order and condition, ordinary wear and tear excepted, and its use complies in all material respects with all applicable Laws.

               2.8 Real Property. (a) Part 2.8 of Schedule 1 contains a true and correct list of (i) each parcel of real property leased by the Company or the Subsidiary (as lessor or lessee) and (ii) all Liens relating to or affecting any parcel of real property referred to in clause (i).

                  (b) Neither the Company nor the Subsidiary owns any real
            property.

                  (c) The Company and the Subsidiary have a valid and subsisting leasehold estate in and the right to quiet enjoyment of the real properties leased by them, respectively, for the full term of the lease thereof. Each lease referred to in clause (i) of paragraph (a) above is a legal, valid and binding agreement, enforceable in accordance with its terms, of the Company, of the Subsidiary and of each other Person that is a party thereto, and except as set forth in Part 2.8 of Schedule I hereto, there is no, and neither the Company nor the Subsidiary has received notice of any, default (or any condition or event which, after notice or lapse of time or both, would constitute a default) thereunder. Neither the Company nor the Subsidiary owes any brokerage commissions or finders fees with respect to any such leased space.

                  (d) The Company and the Subsidiary have delivered to the
            Investors prior to the execution of this Agreement true and complete copies of all leases (including any amendments and renewal letters).

                  (e) Except as disclosed in Part 2.8 of Schedule 1 hereto, the improvements on the real property identified in Part 2.8 of Schedule 1 hereto are in good operating condition and in a state of good maintenance and repair, ordinary wear and tear excepted, are adequate and suitable for the purposes for which they are presently being used and, to the knowledge of the Company and the Subsidiary, there are no condemnation or appropriation proceedings pending or threatened against any of such real property or the improvements thereon.

               2.9 Contracts. The Company and the Subsidiary are not a party to, nor is the Company or the Subsidiary or any of their respective assets or properties bound by, or subject to, any contracts, agreements, notes, instruments, franchises, leases, licenses, commitments, arrangements or understandings, written or oral (collectively, "Contracts") of the following types, except for those (the "Scheduled Contracts") listed in Part 2.9 of
Schedule 1 hereto:

                      (a) any Contracts pursuant to which the Company, the Subsidiary, or another party thereto, is obligated to pay in excess of fifty thousand dollars ($50,000);

                      (b) any Contracts pursuant to which the Company or any Subsidiary acquired the right to use any Intellectual Property or information that is material to or necessary in the business of the Company, or pursuant to which the Company has granted to others the right to use, or which otherwise relates to, its Intellectual Property;

                      (c) any Contracts (other than advances of expenses to employees in the ordinary course of business) involving Indebtedness, loans, loan agreements, debt securities, mortgages, deeds of trust, security agreements, suretyships or guarantees;

                      (d) any Contracts between the Company or any Subsidiary, on the one hand, and any of its officers, directors, employees, stockholders or any direct or indirect Affiliates or Associates thereof (each, a "Principal Owner"), on the other;

                      (e) any deferred compensation agreements, bonus, pension, profit sharing, stock option and incentive plans or arrangements, hospitalization, medical and insurance plans, agreements and policies, retirement and severance plans and other employee compensation policies and agreements affecting employees or consultants of the Company;

                      (f) any Contracts with any labor union;

                      (g) all partnership, joint venture, shareholders' or similar Contracts with any Person;

                      (h) all Contracts that limit or contain restrictions on the ability of the Company or any Subsidiary to declare or pay dividends, to make distributions in respect of or to issue or purchase, redeem or otherwise acquire any of its capital stock or require the Company or any Subsidiary to maintain specified financial ratios or levels of net worth or other indicia of financial condition;

                      (i) any Contracts which restrict the Company or any Subsidiary from freely engaging in business, disclosing confidential or proprietary information, or competing anywhere;

                      (j) any Contracts which otherwise are material to the Condition of the Company or any Subsidiary;

                      (k) all Contracts related to (A) the future disposition or acquisition of any assets or properties other than dispositions or acquisitions in the ordinary course of business consistent with past practice and the provisions of this Agreement and the Company Documents, and (B) any (i) merger, consolidation or combination to which such Person is a party, (ii) any sale, dividend, split or other disposition of any capital stock or other equity interests of such Person, (iii) any tender offer (including without limitation a self-tender), exchange offer, recapitalization, liquidation, dissolution or similar transaction, (iv) any sale, dividend or other disposition of all or a material portion of the assets and properties of such Person, (v) any sale, transfer or other disposition of any securities of the Company by any Stockholder or (vi) the entering into of any agreement or understanding, or the granting of any rights or options, with respect to any of the foregoing ("Business Combination").

               True, correct and complete copies of all Scheduled Contracts have been made available to the Investors. All of the Scheduled Contracts are in full force and effect and constitute legal, valid and binding obligations of the Company or the Subsidiary and, to the best knowledge of the Company or the Subsidiary, the other parties thereto; to the best of the knowledge of the Company and the Subsidiary, no circumstances exist which would give rise to an Action (as defined in Section 2.14) against or by the Company or the Subsidiary in connection with any Scheduled Contract or any default thereunder; and the validity, effectiveness and continuation of all Scheduled Contracts will not be adversely affected by the transactions contemplated by this Agreement or require third party consents or notices.

               2.10 Intellectual Property.

                    (i) Set forth on Part 2.10 of Schedule 1 hereto is a true, correct and complete list of all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights and licenses trade names, and any applications or registrations for any of the foregoing (collectively, the "Intellectual Property") of any kind in which the Company has an interest or which is otherwise used in, or relates to the business of, the Company. Part 2.10 of Schedule 1 hereto contains a true, correct and complete list of all material licenses or agreements (other than the Company's standard form of web site affiliate agreements) relating to the rights of the Company to any of the Operating IP (defined below) or any trade secret material of the Company (the "Intellectual Property Licenses").

                    (ii) With respect to any Intellectual Property, brand name, computer software or program, technology, know-how or process or copyright (collectively (including without limitation the Intellectual Property), the "Operating IP") or trade secret that is used in or that relates to its business, the Company owns or has the exclusive right to use such Operating IP or trade secret in its business free and clear of all Liens. The Company owns or has the exclusive right to use all Operating IP and trade secrets that are necessary to its business as now conducted or proposed to be conducted.

                    (iii) Each of the Intellectual Property Licenses constitutes a legal, valid, binding and enforceable obligation in accordance with its terms against the Company, and, to the best knowledge of the Company, each other Person party thereto, and to the best knowledge of the Company is in full force and effect. The Company has performed all obligations required to have been performed by it under each of the Intellectual Property Licenses to which it is a party. Neither the Company nor, to the best knowledge of the Company, any other party thereto is in default thereunder, nor, to the best knowledge of the Company, is there any event that with notice or lapse of time, or both, would constitute a default thereunder. The Company has not received any notice that any other party to any of the Intellectual Property Licenses intends to cancel, terminate or refuse to renew the same or to exercise or decline to exercise any option or other right thereunder (other than in the ordinary course of business). No licenses, sublicenses, covenants or agreements have been granted or entered into by the Company in respect of any of the Operating IP or any trade secret of the Company, except the Intellectual Property Licenses. No director, officer, shareholder, employee or other Affiliate of the Company owns, directly or indirectly, in whole or in part, any of the Operating IP or any trade secret used by or relating to the Company. None of the officers, employees, consultants, distributors, agents, representatives or advisors of the Company have entered into any agreement relating to the Company's business regarding know-how, trade secrets, assignment of rights in inventions, or prohibition or restriction of competition or solicitation of customers, or any other similar restrictive agreement or covenant, whether written or oral, with any Person other than the Company. There are no restrictions on the direct or indirect transfer of any Intellectual Property or license to use the Intellectual Property, or any interest therein, held by the Company or the Subsidiary of such Intellectual Property.

                    (iv) The consummation of the transactions contemplated hereby will not alter or impair the rights of the Company to any of the Operating IP, to any trade secret material to the Company, or under any of the Intellectual Property Licenses.

                    (v) No claim with respect to the Operating IP, any trade secret or any Intellectual Property License is currently pending or has been asserted or overtly threatened by any Person, nor does the Company know of any grounds for any claim, (A) to the effect that any operation or activity of the Company presently occurring or contemplated infringes or misappropriates any United States or foreign copyright, patent, trademark, service mark or trade secret; (B) to the effect that any other Person infringes on the Operating IP or misappropriates any trade secret or know-how or other proprietary rights of the Company; (C) challenging the ownership, validity or effectiveness of any of the Operating IP or any trade secret of the Company; or (D) challenging the license of the Company to, or other legally enforceable right under, any Operating IP or the Intellectual Property Licenses.

                    (vi) The Company is not aware of any presently existing United States or foreign patents or any patent applications which, if issued as patents, would be infringed by any activity contemplated by the Company.

               2.11 Insurance. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, products liability insurance, general liability insurance, errors and omissions insurance, and directors' and officers' insurance in amounts customary for companies similarly situated. None of such insurance coverage will terminate or lapse by reason of this Agreement or the transactions contemplated hereby. Each insurance policy is valid and binding and in full force and effect, no premiums due thereunder have not been paid and neither the Company, any Subsidiary nor the Person to whom such policy has been issued has received any notice of cancellation or termination in respect of any such policy or is in default thereunder. Such insurance policies are placed with financially sound and reputable insurers and, in light of the respective business, operations and assets and properties of the Company and the Subsidiary, are in amounts and have coverages that are reasonable and customary for Persons engaged in such businesses and operations and having such assets and properties. Neither the Company nor the Person to whom such policy has been issued has received notice that any insurer under any policy referred to in this Section is denying liability with respect to a claim thereunder or defending under a reservation of rights clause.

               2.12 Labor Union Activities; Employee Relations. No employee of the Company is represented by any labor union or covered by any collective bargaining agreement with the Company; nor, to the best knowledge of the Company, has any labor union sought to represent any employee of the Company. There is no strike or other labor dispute involving the Company pending, or to the best knowledge of the Company, threatened. To the best knowledge of the Company, no officer or key employee intends to terminate his employment with the Company. To the best knowledge of the Company, no officer or key employee of the Company is a party to or bound by any Contract, or subject to any restrictions (including, without limitation, any non-competition restriction), which would restrict the right of such person to participate in the affairs of the Company. The Company has complied in all material respects with all applicable Laws relating to the employment of labor, including without limitation, those relating to wages, hours and collective bargaining. No unfair labor practice complaint or sex or age discrimination claim had been brought against the Company before the National Labor Relations Board or any other Governmental Authority.

               2.13 ERISA. There are no employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA")) covering former or current employees of the Company, or under which the Company has any obligation or liability. The Company has not incurred any liability under Title IV of ERISA, including any liability to the

Pension Benefit Guaranty Corporation. Part 2.13 of Schedule 1 lists all material plans, contracts, bonus and commission arrangements, profit-sharing, savings, stock option plans, insurance, deferred compensation, or other similar fringe or employee benefits covering former or current employees of the Company or under which the Company has any obligation or liability (each, a "Benefit Arrangement"). The Benefit Arrangements are and have been administered in substantial compliance with their terms and with the requirements of applicable law.

               2.14 Litigation. There is no action, suit, proceeding, investigation, audit, arbitration or governmental approval process (collectively, "Action") pending or, to the best knowledge of the Company, threatened against, relating to or affecting the Company or any of the properties or assets of the Company (including, without limitation, any of its Permits), nor, to the best knowledge of the Company, is there any basis for any such Action. Neither the Company nor any of its assets or properties is subject to any order, judgment, writ, injunction, decree, ruling or decision (collectively, an "Order") of any Governmental Authority. There is no Action by the Company currently pending or which the Company intends to initiate.

               2.15 Compliance with Laws; Permits. The Company has not violated or failed to comply with, in any material respect, any statute, law, ordinance, rule, regulation or policy of any Governmental Authority (collectively, "Laws") to which it or any of its properties or assets is subject. The Company has all permits, licenses, orders, certificates, authorizations, registrations, franchises, and approvals of any Governmental Authority (collectively, the "Permits") that are material to the conduct of its business as presently conducted and as proposed to be conducted, including without limitation, those required by Environmental Laws; all such Permits are, and as of the Closing will be, valid, binding and in full force and effect; no violations or notices of failure to comply have been issued or recorded in respect of any such Permits. The Company is in compliance in all material respects with the terms and conditions of all such Permits. All applications, reports, notices and other documents required to be filed by the Company with all Governmental Authorities have been timely filed and are complete and correct in all material respects as filed or as amended prior to the date hereof. The Company and the Subsidiary have not violated or failed to comply with their certificates of incorporation or by-laws.

               2.16 Taxes. All federal, state, city, county, local and foreign income, franchise, sales, use and value added tax returns and reports, and all other material tax returns and reports required to be filed by the Company in those or in any other jurisdiction (collectively, "Returns") have been timely filed. All such Returns are true, correct and complete in all material respects. All taxes, assessments, fees, interest, penalties and other charges with respect thereto (collectively, "Taxes") due or claimed to be due from the Company have been paid except to the extent reserved against on the Interim Financial Statements or the Other Financial Information. No income tax return of the Company has been audited by the applicable Governmental Authority, and there are in effect no waivers of the applicable statute of limitations for Taxes in any jurisdiction for the Company for any period. The provision for taxes of the Company as shown in the Interim Financial Statements and the provision for taxes for Petry and Advercomm as shown in the Other Financial Information are adequate for taxes due or accrued as of the date thereof. Each of the Company, Petry, Advercomm and the Subsidiary has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor have they made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company, Petry, Advercomm or the Subsidiary, their financial condition, their business as presently conducted or proposed to be conducted or any of their properties or material assets. The Company, Petry, Advercomm and the Subsidiary have never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. Since the date of the Interim Statements, the Company has made adequate provisions on its books of account for, and since the date of the Other Financial Information, Petry, Advercomm and the Subsidiary have made adequate provisions on their books of account for, all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company, Petry, Advercomm and the Subsidiary have withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

               2.17 Books and Records. The books of account, ledgers and records of the Company as made available to the Investors prior to the execution of this Agreement are maintained in accordance with sound business practices and accurately and completely reflect in all material respects all information relating to its business; the nature, acquisition, maintenance, location and collection of its assets; and the nature of all transactions giving rise to its obligations or accounts receivable. The minutes and minute books of the Company provided to the Investors prior to the date hereof constitute a true, complete and correct copy of the entire minutes and minute books of the Company and contain a true and complete record of all actions taken at all meetings and by all written consents in lieu of meetings of stockholders, the boards of directors and committees of the board of directors of the Company and the Subsidiary. Neither the Company nor any Subsidiary has any of its books and records recorded, stored, maintained or operated or otherwise wholly or partly dependent upon or held by any means which are not under the exclusive ownership and direct control of the Company or the Subsidiary.

               2.18 Environmental Matters. The business, assets and properties of the Company are and have been operated and maintained in compliance with all applicable federal, state, city, county and local environmental protection laws and regulations and occupational health and safety laws and regulations (collectively, the "Environmental Laws"). No event has occurred which, with or without the passage of time or the giving of notice, or both, would constitute a non-compliance by the Company with, or a violation by the Company of, the Environmental Laws. Neither the Company nor any of its predecessor companies has caused or permitted to exist, as a result of an intentional or unintentional act or omission, a disposal, discharge or release of solid wastes, pollutants or hazardous substances, on or from any site which currently is or formerly was owned, leased, occupied or used by the Company or any predecessor company, except where such disposal, discharge or release was in compliance with the Environmental Laws. No material expenditures are or will be necessary for the Company to comply with any such existing Environmental Laws. No Order has been issued, no claim of any kind under any Environmental Law has been filed, no penalty has been assessed and no investigation or review is pending or, to the knowledge of the Company or the Subsidiary, threatened by any Governmental Authority with respect to any generation, treatment, storage, recycling, transportation, discharge, disposal or release of any hazardous material (as the same is or may be defined under any Environmental Law) generated by the Company or any Subsidiary, and to the knowledge of the Company or the Subsidiary, there are no facts or circumstances in existence which could reasonably be expected to form the basis for any such Order, or claim of any kind under any Environmental Law, penalty or investigation. Neither the Company nor any Subsidiary nor any prior owner or lessee of any property now or previously owned or leased by either the Company or any Subsidiary has transported or arranged for the transportation of any hazardous material (as the same is or may be defined under any Environmental
Law) to any location that is (i) listed on the NPL under CERCLA, (ii) listed for possible inclusion on the NPL by the Environmental Protection Agency in CERCLIS or on any similar state or local list or (iii) the subject of enforcement actions by federal, state or local Governmental Authorities that may lead to claims of any kind under any Environmental Law against the Company or any Subsidiary. No hazardous material (as the same is or may be defined under any Environmental Law) generated by the Company or any Subsidiary or any prior owner or lessee of any property now or previously owned or leased by either the Company or any Subsidiary has been recycled, treated, stored, disposed of or released by the Company or any Subsidiary at any location. There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or that are in the possession of, the Company or any Subsidiary in relation to any site or facility now or previously owned, operated or leased by the Company or any Subsidiary which have not been delivered to the Investors prior to the execution of this Agreement. The Company and the Subsidiary have obtained all Licenses which are required of its respective business, operations or assets and properties under applicable Environmental Laws.

               2.19 Transactions with Affiliates. The Company has not had any direct or indirect dealings with any Principal Owner of the Company or with any of his Affiliates, associates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) or relatives (or Affiliates thereof) nor does either the Company nor the Subsidiary beneficially own, directly or indirectly, any investment assets of any such current or former Principal Owner of either the Company or the Subsidiary or any of their respective Affiliates, associates or relatives (or Affiliates thereof). The Company does not have any obligation to or claim against any Principal Owner of the Company, or any of his or its Affiliates, associates or relatives, and no such Person has any obligation to or claim against the Company. All products, services or benefits provided to the Company by any such Person, or provided by the Company to any such Person, are set forth on Part 2.19 of Schedule 1 and are provided at a charge equal to the fair market value of such products, services or benefits. To the best knowledge of the Company, no Principal Owner of the Company, nor any of its Affiliates, associates or relatives, has any direct or indirect interest of any kind in any business or entity which is competitive with the Company or with which the Company has a business relationship.

               2.20 Registration Rights. Except as provided in the Registration Rights Agree ment, no Person has, and as of the Closing no Person shall have, demand, "piggy-back," or other rights to cause the Company to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act") relating to any securities of the Company.

               2.21 No Brokers or Finders. Neither the Company nor the Subsidiary nor any of their respective Affiliates (nor any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of the Company or the Subsidiary or any such Affiliate)
(i) has entered into any agreement that conflicts with any of the transactions contemplated by this Agreement or any of the Company Documents, or (ii) has entered into any agreement or had any discussions with any third party regarding any transaction involving the Company or the Subsidiary which could result in any Investor or its general partner or any limited partner or any officer, director, manager, employee, agent or Affiliate of any of them being subject to any claim for liability to said third party as a result of entering into this Agreement or the Company Documents or consummating the transactions contemplated hereby or thereby. No agent, broker, finder, investment banker, financial advisor or other similar Person will be entitled to any fee, commission or other compensation in connection with any of the transactions contemplated by this Agreement or the Company Documents on the basis of any act or statement made or alleged to have been made by the Company or the Subsidiary, any of their respective Affiliates, or any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of the Company or the Subsidiary or any such Affiliate.

               2.22 Investment Company Act. The Company is not an "investment company" nor is the Company directly or indirectly controlled by or acting on behalf of any Person which is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               2.23 Disclosure. In connection with the purchase of the Securities by the Investors as contemplated hereby, the Company has disclosed to the Investors all material facts and information known to the Company concerning the Company, its Condition and the Securities, and in this Agreement or otherwise has not made any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements contained herein or in any other Company Documents not misleading.

               2.24 Simultaneous Merger. Immediately prior to the Closing each of Petry and Advercomm were merged with and into the Subsidiary (the "Merger"). Upon consummation of the Merger, each shareholder of Petry and Advercomm received Common Shares upon surrender of all shares of Petry and Advercomm capital stock held by such shareholder. All agreements between Petry and Advercomm and/or any of the shareholders of Petry and Advercomm have been terminated and are of no further force or effect. All representations and warranties in this Article 2 give effect to the consummation of the Merger. All third party and Governmental Authority consents, notices and filings needed to effectuate the Merger or prevent any breach (with or without notice, lapse of time or both) have been obtained or made and are in full force and effect. The representations and warranties of the Company, the Subsidiary, Petry and Advercomm set forth in the Agreement and Plan of Merger dated February 2, 1998, together with the Schedules of Exceptions thereto, are incorporated herein by reference, shall be deemed to be representations and warranties to the Investors hereunder and shall survive the Merger and Closing hereunder, without giving effect to any provisions limiting or terminating survival thereunder.

               2.25 Public Announcements. Except as otherwise required by law or by the rules of (or any agreement of the parties or their affiliates with) any stock exchange, the Company agrees that there will prior to the Closing be no press releases or other statements with respect to this Agreement or the transactions contemplated hereby and that it will consult with the Investors before issuing any press release or otherwise making any public statement with respect to this Agreement and the transactions contemplated hereby and that neither the Company nor the Investors shall issue any such press release or make any such public statement prior to such consultation.

               2.26 Proprietary Information and Employee Issues. The Company, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation of the form of Non-Disclosure and Developments Agreement in the form attached hereto as Exhibit K, and the Company will use its best efforts to prevent any such violation. The Company is not aware that any of its employees is obligated under any Contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or Order of any court or Governmental Authority, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of the Company Documents, nor the carrying on of the Company business by the employees or consultants to the Company or the Subsidiary, nor the conduct of the Company's or the Subsidiary's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any Contract, covenant or instrument under which any of such employees or consultants is now obligated. The Company does not believe it is or will be necessary for it or the Subsidiary to utilize any inventions of any of its or the Subsidiary's employees or consultants (or people it or the Subsidiary currently intends to hire or engage) made prior to their employment by the Company or the Subsidiary.

               2.27 Business Plan. The Business Plan has been prepared in good faith by the Company and does not contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements made therein not misleading, except that with respect to projections contained in the Business Plan, the Company represents only that such projections were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections.

               2.28 Real Property Holding Company. The Company and the Subsidiary are not real property holding companies within the meaning of Section 897 of the Code.

               2.29 Substantial Customers. Part 2.29(a) of Schedule 1 lists the fifteen (15) largest customers of the Company and the Subsidiary on the basis of revenues for goods sold or services provided for the most recent fiscal year. Except as disclosed in Part 2.29(b) of Schedule 1, no such customer or supplier has ceased or materially reduced its purchases from or sales or provision of services to the Company and the Subsidiary since October 1, 1997 or, to the knowledge of the Company and the Subsidiary, has threatened to cease or materially reduce such purchases or sales or provision of services after the date hereof. Except as disclosed in Part 2.29(c) of Schedule 1 to the knowledge of the Company and the Subsidiary, no such customer or supplier is threatened with bankruptcy or insolvency.

               2.30 Accounts Receivable. Except as set forth in Part 2.30 of
Schedule 1, the accounts and notes receivable of the Company and the Subsidiary reflected on the balance sheet included in the Financial Statements for the period ended December 31, 1996, the Interim Financial Statements, and the Other Financial Information, and all accounts and notes receivable arising subsequent to December 31, 1996, (i) arose from bona fide sales transactions in the ordinary course of business consistent with past practice and are payable on ordinary trade terms, (ii) are legal, valid and binding obligations of the respective debtors enforceable in accordance with their respective terms, (iii) are not subject to any valid set-off or counterclaim, (iv) do not represent obligations for goods sold on consignment, on approval or on a sale-or-return basis or subject to any other repurchase or return arrangement, (v) are collectible in the ordinary course of business consistent with past practice in the aggregate recorded amounts thereof, net of any applicable reserve reflected in the balance sheet included in Financial Statements for the period ended December 31, 1996, the Interim Financial Statements and the Other Financial Information, and (vi) are not the subject of any Actions or Proceedings brought by or on behalf of the Company or the Subsidiary. Part 2.30 of Schedule 1 sets forth a description of any security arrangements and collateral securing the repayment or other satisfaction of receivables of the Company and the Subsidiary. All steps necessary to render all such security arrangements legal, valid, binding and enforceable, and to give and maintain for the Company and the Subsidiary a perfected security interest in the related collateral, have been taken.

               2.31 Small Business Matters. The Company and the Subsidiary acknowledge that they are aware that Prospect Street NYC Discovery Fund, L.P. is a Federal Licensee under the Small Business Act of 1953, as amended, and the Small Business Investment Act of 1958, as amended (collectively, the "SBA Act"). The Company, together with their respective "affiliates" (as that term is defined in 13 CFR, ss.121.103, such term to have such meaning throughout this section), is a "Small Business" within the meaning of the rules and regulations of the U.S. Small Business Administration (the "SBA") promulgated under the SBA Act (13 CFR 107 et seq.; and 13 CFR 121 et seq., collectively the "SBA Regulations"), including 13 CFR ss.121.301. The information regarding the Company and their respective affiliates set forth in SBA Form 480, Form 652 and Section A of Form 1031 is accurate and complete. Copies of such forms shall have been completed by the Company and delivered to Prospect Street NYC Discovery Fund, L.P. at the Closing. The Company and the Subsidiary do not presently engage in, and shall not hereafter engage in, any activities for which a Small Business Investment Company licensed by the SBA under Section 301(c) of the Small Business Investment Act of 1958, as amended (an "SBIC") is prohibited from providing funds by SBA Regulations, including 13 CFR ss.107.720. The Company and the Subsidiary have not received any "Financing" (as defined in the SBA Regulations) from any SBIC.

               2.32 Exemption from Registration; Restrictions on Offer and Sale of Same or Similar Securities. Assuming the representations and warranties of the Investors set forth in Sections 3.3, 3.4, and 3.6 hereof are true and correct in all material respects, the offer and sale to the Investors of the Securities is exempt from the registration requirements of the Securities Act. Neither the Company nor the Subsidiary nor any Person authorized to act on behalf of the Company or the Subsidiary has, in connection with the offer and sale of the Securities engaged in (A) any form of general solicitation or general advertising (as those terms are used within the meaning of Rule 501(c) under the Securities Act), (B) any action involving a public offering within the meaning of section 4(2) of the Securities Act, or (C) any action that would require the registration under the Securities Act of the offering and sale of the Securities pursuant to this Agreement and the Company Documents or that would violate applicable state securities or "blue sky" laws. Neither the Company nor the Subsidiary has made and will not prior to the Closing make, directly or indirectly, any offer or sale of the Securities or of securities of the same or a similar class as the Securities if as a result thereof the Securities could fail to be entitled to exemption from the registration requirements of the Securities Act. As used herein, the terms "offer" and "sale" have the meanings specified in Section 2(3) of the Securities Act.

               2.33 Series B Shares. The Series B Shares shall have the powers, rights, preferences and privileges set forth in the Restated Certificate.

        3. Representations, Warranties, and Covenants of the Investors. Each Investor, severally and not jointly, hereby represents and warrants, in each case with respect to itself and not with respect to any other Investor, to the Company as follows:

               3.1 Organization. If such Investor is a legal entity, such Investor is, and as of the Closing will be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

               3.2 Authorization. Such Investor has, and as of the Closing will have, all requisite power and authority to execute, deliver and perform this Agreement, the Shareholders' Agreement and the Registration Rights Agreement and to consummate the transactions of such Investor contemplated hereby and thereby. The execution, delivery and performance of this Agreement, the Shareholders' Agreement and the Registration Rights Agreement, and the consummation by such Investor of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary action on the part of such Investor. This Agreement, the Shareholders' Agreement and the Registration Rights Agreement have been duly executed and delivered by such Investor and constitutes its legal, valid and binding obligation, enforceable against such Investor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity.

               3.3 Offering Exemption. Such Investor understands that the Securities of the Company being purchased hereunder have not been registered under the Securities Act, nor qualified under any foreign or state securities laws, and that they are being offered and sold pursuant to an exemption from such registration and qualification based in part upon the representations of such Investor contained herein.

               3.4 Knowledge and Experience; Ability to Bear Economic Risks. Such Investor has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement and such Investor is able to bear the economic risk of its investment in the Company (including a complete loss of its investment). Such Investor represents it is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act. During negotiation of the transactions contemplated herein, such Investor and its representative have been afforded full and free access to corporate books, financial statements, records, contracts, documents and other information concerning the Company and have been afforded the opportunity to ask questions of the Company's officers and directors concerning the Company's business, operations, financial condition, assets and liabilities and other relevant matters as they have deemed necessary or desirable and each Investor believes that it has been provided with all such information as has been requested. The foregoing does not limit or modify the representations or warranties made by the Company in Article 2 hereof or the right of the Investors to rely thereon.

               3.5 Limitations on Disposition. Such Investor recognizes that no public market exists for the Securities of the Company to be sold hereunder, and no representation has been made to such Investor that any such public market will exist in the future. Such Investor understands that it must bear the economic risk of this investment indefinitely unless the Company's Securities are registered pursuant to the Securities Act or an exemption from such registration is available, and unless the disposition of such Securities is qualified under applicable state or foreign securities laws or an exemption from such qualification is available, and that, except as provided in this Agreement or the Registration Rights Agreement, the Company has no obligation or present intention of so registering the Securities. Such Investor understands that there is no assurance that any exemption from the Securities Act will be available, or, if available, that such exemption will allow it to dispose of or otherwise transfer any or all of its Securities, in the amounts or at the times any such Investor might desire. Such Investor understands that at the present time Rule 144 (other than Rule 144(k)) promulgated under the Securities Act by the Securities and Exchange Commission ("Rule 144") is not applicable to sales of any such Securities because such Securities are not registered under Section 12 of the Exchange Act, and there is not publicly available the information concerning the Company specified in Rule 144. Such Investor acknowledges that the Company is not presently under any obligation to register under Section 12 of the Exchange Act or to make publicly available the information specified in Rule 144 and that it may never be required to do so, except in each case to the extent provided herein or in the Registration Rights Agreement.

               3.6 No Intended Resale. Such Investor is acquiring the Securities of the Company purchased hereunder for its own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing such Securities, in each case in violation of the Securities Act. Such Investor has not agreed to give any Person any interest or right in the Securities. The Securities are being acquired by such Investor for investment for its own account and not with a view to the resale or distribution thereof in violation of applicable securities laws.

               3.7    Legends.

               (a) Such Investor understands that the certificates evidencing the Securities will bear the following legends:

                      "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
               REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH

               SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED IN
               THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER."

                      "TRANSFER OF THE SECURITIES REPRESENTED BY THIS
               CERTIFICATE IS RESTRICTED BY AN AGREEMENT, DATED FEBRUARY 25, 1998, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION. ANY PURPORTED TRANSFER IN VIOLATION OF THIS AGREEMENT IS VOID AND WILL NOT BE RECOGNIZED BY THE CORPORATION OR ITS TRANSFER AGENT."

               (b) The Securities shall not be required to bear such legends if an opinion of counsel reasonably satisfactory to the Company is delivered to the Company to the effect that neither the legends nor the restrictions on transfer contained in this Agreement are required to insure compliance with the Act. Whenever, pursuant to the preceding sentence, any certificate for any of the Securities is no longer required to bear the foregoing legend, the Company may, and if requested by the holder thereof, shall, issue to the holder, at the Company's expense, a new certificate not bearing the foregoing legends.

               (c) Any and all Common Shares issued prior to January 31, 1999 or which the Company is obligated to issue as a result of events occurring prior to such date, in each case upon conversion of Series B Shares as a result of accrued dividends with respect to such Series B Shares shall be cancelled and cease to exist without further action by the Company or any other person upon the closing of a Qualified Public Offering (as defined in Section 6.4(f)) prior to January 31, 1999, and shall bear a legend to such effect.

               3.8 Confidentiality. Such Investor agrees to maintain, and to cause its agents and representatives to maintain, procedures reasonably designed to preserve the confidentiality of the terms and conditions of this Agreement and the Related Agreements (as defined in 4.10 below) and all documents or information executed and/or delivered in connection with the transactions contemplated by this Agreement and the Related Agreements (whether furnished before, on or after the date hereof) and to use such information and documents only in connection with evaluating and/or monitoring the Investors' investment in the Company. The provisions of this subsection shall not apply to information or to particular conditions or terms of the above referenced documents (i) if the party seeking to make such disclosure shall have obtained the prior written consent of the other party to the disclosure of such information, conditions or terms, (ii) that are required to be disclosed during the course of any litigation or arbitration which may be brought by any party related to the provisions of any of the above referenced documents, (iii) that are or become generally available to the public other than as a result of actions taken by the party seeking to make such disclosure or its agents and representatives in violation of this Agreement, (iv) that are required to be disclosed pursuant to and in accordance with any law, rule or regulation applicable to the party seeking to make such disclosure, (v) if such information becomes available to the Investor from another source which the Investor reasonably believes is entitled to disclose it, (vi) if such information was known by Investor on a non-confidential basis prior to disclosure by the Company or one of its representatives, (vii) that are disclosed to the Investors' directors, officers, employees and agents, and representatives of the Investors' advisors who need to know the information for the purpose of evaluating a possible transaction and who agree to keep the information confidential, (viii) that are reasonably necessary to be disclosed in connection with any transfer of securities or (ix) in connection with a disclosure to any shareholder or any direct or indirect officers, directors, employees, members, managers, partners, Affiliates or associates of such Investor.

               Notwithstanding the foregoing, if a party is requested or required (by oral questions, interrogatories, requests for information or document subpoena, arbitration, civil investigative demand or similar process) to disclose any of the above-referenced information or documents, such party will promptly notify the other party of such request so that such other party may seek an appropriate protective order or waive compliance with the provisions hereof. If, in the absence of a protective order or the receipt of a waiver hereunder, a party is nonetheless, in the opinion of its counsel, legally required to disclose any terms or conditions of the above-referenced information or documents to any tribunal, such party may disclose such information to such tribunal without liability hereunder.

               From and after the consummation of the Qualified Public Offering, if any, of the Company's securities, to the extent that any of the information furnished pursuant to Section 6.1 hereof would constitute material, nonpublic information for purposes of the Securities Exchange Act of 1934, as amended, such Investor covenants that it will not engage in any purchase or sale of the Securities while in possession of such information and prior to the time that such information is made generally known to the public and that such Investor shall inform its agents and representatives, who have been given access to such material, nonpublic information, of such requirements. The obligations in this
Section 3.8 shall survive termination of this Agreement.

               3.9 Public Announcements. Except as otherwise required by law or by the applicable rules of (or any agreement of the parties or their affiliates with) the SEC, any stock exchange or the Nasdaq Stock Market, the Investors agree that there will prior to the Closing be no press releases or other statements with respect to this Agreement or the transactions contemplated hereby and that they will consult with the Company before issuing any press release or otherwise making any public statement with respect to this Agreement and the transactions contemplated hereby.

        4. Conditions of Investors' Obligations at Closing. The obligation of each Investor to purchase the Securities to be purchased by it at the Closing is subject to the fulfillment to each such Investor's satisfaction, in its sole discretion, prior to or at the Closing, of each of the following conditions (each of which may be waived in whole or in part by each Investor in its sole discretion):

               4.1 Representations and Warranties. Each of the representations and warranties made by the Company and the Subsidiary in this Agreement shall be true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) on and as of the date of the Closing as though such representation or warranty was made on and as of the date of the Closing, and any representation or warranty made as of a specified date earlier than the date of the Closing shall also have been true and correct in all material respects on and as of such earlier date.

               4.2 Performance. The Company and the Subsidiary shall have performed and complied with all agreements, covenants, and conditions required by this Agreement and the other Company Documents to be performed or complied with by it prior to or at the Closing.

               4.3 Stock Certificates, Etc. At the Closing, the Company shall have tendered to each Investor certificates representing the Shares, in genuine and unaltered form, duly endorsed in blank, with requisite stock transfer tax stamps, if any, attached as well as the Warrants, in accordance with Sections
1.1 and 1.3 hereof, all in form and substance satisfactory to such Investor and sufficient to transfer to and vest in such Investor good and valid title to the Shares and the Warrants, free and clear of any Lien.

               4.4 No Material Adverse Change. There shall not have occurred any material adverse change in the Condition of the Company or the Subsidiary.

               4.5 Consents. The Company shall have obtained all consents, approvals or waivers from Governmental Authorities and third Persons (including, without limitation, those with respect to Scheduled Contracts) necessary for the execution, delivery and performance of this Agreement and the other Company Documents and the transactions contemplated hereby and thereby, each of which shall be in full force and effect, in form and substance satisfactory to each Investor and shall not impose any limitations or restrictions on any Investor. Without limiting the generality of the foregoing, each of the Company's existing shareholders shall have waived any preemptive right, right of first offer and any similar rights any such shareholder may have to purchase any of the Securities.

               4.6 No Litigation. There shall not be any Action of or before any Governmental Authority or other Person pending or threatened with respect to this Agreement, the other Company Documents or the transactions contemplated hereby or thereby or which might materially adversely affect the Condition of the Company or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement or any of the Related Agreements (as defined below) to such Investor.

               4.7 Opinion of Counsel. The Investors shall have received from Proskauer Rose LLP, an opinion dated as of the Closing, in the form attached hereto as Exhibit I.

               4.8 Compliance Certificate. The Investors shall have received certificates dated as of the day of the Closing executed by the Chief Executive Officer of the Company certifying that the conditions specified in Sections 4.1, 4.2, 4.4 through 4.6, and 4.9 have been fulfilled.

               4.9 Directors. Those persons listed on Schedule 3 hereto shall have been duly elected and qualified as directors of the Company and at the Closing shall constitute the entire Board of Directors of the Company.

               4.10 Related Agreements. The Company Documents and the Non-Competition Agreements in the form attached hereto as Exhibit J (collectively, the "Related Agreements") shall have been executed and delivered by each of the parties thereto and shall be in full force and effect.

               4.11 Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investors and their counsel, and the Investors shall have received all such counterpart originals or certified or other copies of such documents as the Investors may reasonably request.

               4.12 Secretary's Certificate. The Company shall have delivered to the Investors a certificate of the Secretary of each of the Company and the Subsidiary certifying as to (i) the Restated Certificate and the By-laws of each of the Company and the Subsidiary as in effect as of the Closing; (ii) the resolutions of the Board of Directors and, to the extent required, the shareholders of the Company, authorizing and approving all matters in connection with this Agreement, the Registration Rights Agreement, the Restated Certificate and the Shareholders' Agreement, and the transactions contemplated hereby and thereby; (iii) the duly elected officers of the Company and the incumbency of such officers, and attaching a certificate as to the legal existence and good standing of the Company issued by the Department of State of the State of New York, and as to the legal existence and good standing of the Subsidiary issued by the Secretary of State of the State of Delaware; and (iv) a certificate from the Department of State or other appropriate official in each jurisdiction in which each of the Company and the Subsidiary are qualified or admitted to do business to the effect that each of the Company and the Subsidiary are duly qualified or admitted and in good standing in such jurisdiction.

               4.13 Qualification of Securities. The Company shall have caused the Securities to be registered or qualified under applicable blue sky laws of such jurisdictions in the United States as shall be reasonably required to comply with all applicable laws in connection with the transactions contemplated hereby.

               4.14 Filing of Restated Certificate. The Restated Certificate shall have been filed with and accepted by the Department of State of the State of New York.

               4.15 Purchase By Other Investors. Each Investor shall have purchased and paid for the Securities to be purchased by it in accordance with this Agreement.

               4.16 Payment of Investor Expenses. The Company shall have paid the expenses of the Investors in accordance with Section 7.1 hereof.

               If at the Closing the Company fails to tender to the Investors the documents specified herein which are required to be delivered to the Investors at the Closing or if at the Closing any of the conditions specified in this Section 4 shall not have been fulfilled to each Investor's satisfaction, such Investor shall, at its election, be relieved of all further obligations under this Agreement except those set forth in Section 3.8.

        5. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, each of which may be waived in whole or in part by the Company in its sole discretion:

               5.1 Representations and Warranties. The representations and warranties of such Investor contained in this Agreement shall be true and correct in all material respects on and as of the date of the Closing as if made on and as of such date.

               5.2 Payment of Purchase Price. Such Investor shall have delivered to the Company the purchase price specified in Section 1.1 hereof.

               5.3 No Litigation. There shall not be any Action of or before any Governmental Authority or other Person pending or threatened with respect to this Agreement or the transactions contemplated hereby.

               5.4 Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Company and its counsel, and the Company shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

               If at the Closing an Investor fails to tender to the Company the payment or documents specified herein which are required to be delivered to the Company at the Closing by such Investor or if at the Closing any of the conditions with respect to an Investor specified in this Section 5 shall not have been fulfilled to the Company's satisfaction, provided the Company is not in breach hereunder, the Company shall, at its election, be relieved of all further obligations to such Investor under this Agreement.

        6.     Certain Covenants.

               6.1 Financial and Business Information.

                   (a) Monthly and Quarterly Statements. The Company shall deliver to each Investor, as soon as practicable, and in any event within 30 days after the close of each month of each fiscal year of the Company in the case of monthly statements and 45 days after the close of each of the first three fiscal quarters of each fiscal year of the Company in the case of quarterly statements, true and complete copies of the consolidated balance sheets, and the related consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries (which, for purposes of this Article 6, shall include all affiliates controlled by the Company directly or indirectly through one or more intermediaries including, without limitation, any Person in which the Company, directly or indirectly, through a Subsidiary or otherwise, beneficially owns more than fifty percent (50%) of either the equity interest in, or the voting control of such Persons, whether or not existing on the date hereof) as at the close of such month or quarter and covering operations for such month or quarter, as the case may be, and the portion of the Company's fiscal year ending on the last day of such month or quarter, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year and accompanied by a narrative description of the Company's business and results of operations for such month or quarter. All such financial statements shall be prepared in accordance with GAAP (except for the omission of normal year-end adjustments and footnote disclosures) consistently applied throughout the periods involved, shall be true and correct in all material respects and shall fairly present the financial condition, income, changes in stockholders' equity and cash flow of the Company on a consolidated basis, as applicable, as of the respective dates thereof and for the respective periods covered thereby. Each financial statement delivered by the Company pursuant to this Section 6.1(a) shall be certified by the Company's chief executive officer, president, treasurer or chief financial officer.

                   (b) Annual Statements. The Company shall deliver to each Investor, as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, true and complete copies of the consolidated and consolidating balance sheets of the Company and its Subsidiary at the end of such year and the consolidated and consolidating statements of income, stockholders' equity and cash flows of the Company and its Subsidiary for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon of a firm of independent certified public accountants of recognized national standing selected by the Company and reasonably acceptable to the Investors, which opinion shall state that such financial statements fairly present the financial condition, income, changes in stockholders' equity and cash flow of the Company and its Subsidiary on a consolidated basis, as applicable, and have been prepared in accordance with GAAP and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances. Each financial statement delivered by the Company pursuant to this Section 6.1(b) shall be certified by the Company's chief executive officer, president, treasurer or chief financial officer.

                   (c) Certificate of No Default. Simultaneously with the delivery of the Financial Statements referred to in Section 6.1(a) and (b), the Company shall deliver to each Investor a certificate of the Company's Chief Executive and Chief Financial Officer certifying that no default, misrepresentation or breach or event which with notice or lapse of time or both would become a default, misrepresentation or breach under any Scheduled Contract or other material Contract, including without limitation under this Agreement or any Company Document, has occurred or is continuing or if any such event has occurred and is continuing a full description thereof.

                   (d) Audit Reports. The Company shall deliver to each Investor, promptly upon receipt thereof, one copy of each other financial report and internal control letter submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company and its Subsidiary, as applicable, as well as any responses of the Company thereto.

                   (e) Other Reports. The Company shall deliver to each Investor, promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to stockholders generally, of each financial statement, report, notice or proxy statement sent by the Company or any of its Subsidiaries to the SEC or any successor agency, if applicable, of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Company or any of its Subsidiaries with, or received by such Person in connection therewith from, any securities exchange or the SEC or any successor agency, of any press release issued by the Company or any of its Subsidiaries, and of any material of any nature whatsoever prepared by the SEC or any successor agency thereto or any state blue sky or securities law commission which relates to or affects in any way the Company or any of its Subsidiaries.

                   (f) Requested Information. The Company shall deliver to each Investor, with reasonable promptness, such other documents, reports, data and information as from time to time may be reasonably requested by such Investor.

                   (g) Economic Impact Information. As soon as practicable after the end of each fiscal year (but in any event prior to January 31 of each year) the Company shall deliver to Prospect Street NYC Discovery Fund, L.P. a written assessment of the economic impact of Prospect Street NYC Discovery Fund, L.P.'s investment in the Company, specifying the full-time equivalent jobs created or retained in connection with the investment, the impact of such investment on the business of the Company in terms of revenue and profits of the Company's business and on Taxes paid by the Company and its employees.

                   (h) Update of Information. Within 120 days after the end of each fiscal year, the Company will furnish Prospect Street NYC Discovery Fund, L.P. with the following information certified by the Company's chief executive officer, president, treasurer or chief financial officer: (i) information reasonably requested by Prospect Street NYC Discovery Fund, L.P. to determine the Company's continuing eligibility for "Financing" under and as defined in the SBIC Regulations and (ii) a statement verifying the use of the proceeds received by the Company from Prospect Street NYC Discovery Fund, L.P. hereunder (including the intended use of any such unused proceeds as of the date of such certification), until all of the proceeds received by the Company from Prospect Street NYC Discovery Fund, L.P. hereunder have been used by the Company. The Company will also notify Fund I (a) at least 15 days prior to taking any action which would result in a change in the number of record holders of the Company's voting stock from fewer than 50 to 50 or more or from 50 or more to fewer than 50 and (b) of any other action or occurrence which increased or decreased or would increase or decrease the number of record holders of the Company's voting stock from fewer than 50 to 50 or more or from 50 or more to fewer than 50, as soon as practicable after the Company becomes aware that such other action or occurrence has occurred or is proposed.

                   (i) Access. The Company shall permit, and shall cause its Subsidiaries to permit, representatives designated by an any Investor, upon reasonable prior notice to the Company and at the such Investor's expense, to visit and inspect each of the Company's and its subsidiaries' properties, to examine their respective corporate and financial records (and make copies thereof or extracts therefrom), to discuss their respective affairs, finances and accounts with the

Company's and its subsidiaries' directors, officers, key employees and accountants, all at such reasonable times as may be requested by such Investor.

                   (j) Other Information. The Company shall provide, from time to time, such additional information regarding the Company or its Subsidiaries as any Investor reasonably may request, including without limitation, any information or reports required by reason of reporting or regulatory requirements to which an Investor, its general partner (if applicable), or any Person having an interest in such Investor is subject.

               6.2 Exemption from Investment Company Act. The Company shall conduct its business so that neither the Company nor any of its Subsidiaries shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               6.3 Accounting and Reserves. The Company shall, and the Company shall cause each of its Subsidiaries to, maintain a standard and uniform system of accounting and shall keep proper books and records and accounts in which full, true and correct entries shall be made of its transactions, all in accordance with generally accepted accounting principles applied on a consistent basis through all periods, and shall set aside on such books for each fiscal year all such proper reserves for depreciation, obsolescence, amortization, bad debts and other purposes in connection with its operations as are required by such principles so applied.

               6.4 Rights to Purchase Additional Securities.

                   (a) The Company hereby grants to each Investor a right to purchase up to such Investor's "pro rata share" (as hereinafter defined) of any New Securities (as hereinafter defined) which the Company may, from time to time, propose to sell and issue. A "pro rata share", for purposes hereof, is the ratio that (x) the aggregate number of Common Shares held by such Investor and its Affiliates as of such date (assuming the exercise, conversion or exchange of all Options, Warrants or convertible securities held by such Investor upon conversion of, including the Series B Shares and Warrants) bears to (y) the sum of (i) the total number of Common Shares then outstanding as of such date and
(ii) the total number of such shares issuable upon exercise, conversion of Series B Shares or exchange of all Options, Warrants and convertible securities held by all Investors as of such date.

                   (b) Except as set forth below, "New Securities" shall mean any shares of capital stock of the Company, including Common Shares and preferred shares, whether now authorized or not, and rights, options, warrants or any other agreements to purchase such shares of capital stock, and securities of any type whatsoever. Notwithstanding the foregoing, New Securities does not include: (i) securities issuable upon exercise or conversion of rights, options, warrants or other securities which are outstanding as of the date hereof and set forth on Schedule 1; (ii) securities offered to the public generally pursuant to an underwritten public offering and an effective registration statement under the Act; (iii) securities issued pursuant to the acquisition of another Person by the Company which is not an Affiliate of the Company by means of a merger, purchase of shares, purchase of substantially all of the assets or other reorganization; (iv) up to 5,750,000 Common Share securities issued to employees, officers and directors of, and consultants to, the

Company, with the approval of the Board of Directors of the Company pursuant to the Stock Incentive Plan; (v) stock issued pursuant to any rights or agreements including, without limitation, convertible securities, options and warrants, provided that the preemptive rights established hereby apply with respect to the initial sale or grant by the Company of such rights or agreements; and (vi) securities issued in connection with any strategic partnership or joint venture, the primary purpose of which is not to raise equity capital.

                   (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of New Securities, and the price and general terms upon which the Company proposes to issue the same. Each Investor shall have twenty (20) business days from the date any such notice is given (the "Preemption Period") to agree to purchase all or any part of its pro rata share of such New Securities for the price and upon the general terms specified in the notice, by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

                   (d) If any Investor fails so to notify the Company, then all rights of such Investor to purchase New Securities under the offer and notice in question shall terminate. If any Investor elects not to purchase all of its pro rata share of the New Securities or fails to notify the Company of its intent to purchase such New Securities prior to the expiration of the Preemption Period, the Company shall promptly notify the remaining Investors that such New Securities are available for purchase by the remaining Investors, on a "pro rata share" basis, in accordance herewith. In such event, each of the remaining Investors shall have five (5) business days after receipt of such notice to determine whether to purchase any of such New Securities.

                   (e) In the event the Investors have not in the aggregate elected to purchase all of such New Securities which are being offered, the Company shall have ninety (90) days from the date of expiration of the Preemption Period to sell the New Securities not elected to be purchased by the Investors at the price and upon general terms not materially no more favorable to the third party purchaser(s) of such New Securities than specified in the notice given by the Company. In the event the Company has not sold the New Securities within such ninety (90) day period, the Company shall not thereafter issue or sell any New Securities, without first offering such securities in the manner provided above.

                   (f) The preemptive right granted under this Agreement shall expire upon the consummation of Qualified Public Offering, which shall mean a sale of Common Shares by the Company that satisfies each of the following conditions: (i) the sale of the Common Shares is effected in an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to an employee benefit plan of the Company; (ii) such Common Shares upon issuance are listed on the New York Stock Exchange or included for trading in the Nasdaq National Market System; (iii) the offering price to the public is not less than $1.904 per Common Share, adjusted for stock splits, stock dividends, other stock combinations or other like events; and (iv) the sales of Common Shares results in at least $20,000,000 of gross proceeds to the Company, or, when considered together with all previous underwritten public offerings of the Company satisfying clauses (i), (ii) and (iii) above, at least $30,000,000 of aggregate gross proceeds to the Company.

               6.5 Confidentiality. The Company agrees to maintain, and to cause its agents and representatives to maintain, the confidentiality of the terms and conditions of this Agreement and the Related Agreements (as defined in 4.10) and all documents or information executed and/or delivered in connection with the transactions contemplated by this Agreement and the Related Agreements (whether furnished before, on or after the date hereof) and to use such information and documents only in connection with evaluating and/or monitoring the Investors' investment in the Company. The provisions of this subsection shall not apply to information or to particular conditions or terms of the above referenced documents (i) if the party seeking to make such disclosure shall have obtained the prior written consent of the other party to the disclosure of such information, conditions or terms, (ii) that are required to be disclosed during the course of any litigation or arbitration which may be brought by either party related to the provisions of any of the above referenced documents, (iii) that are or become generally available to the public other than as a result of actions taken by the party seeking to make such disclosure or its agents and representatives, (iv) that are required to be disclosed pursuant to and in accordance with any law, rule or regulation applicable to the party seeking to make such disclosure, or (v) that are disclosed to the Company's directors, officers, employees and agents, and representatives of the Company's advisors who need to know the information for the purpose of evaluating a possible transaction and who agree to keep the information confidential.

               Notwithstanding the foregoing, if a party is requested or required (by oral questions, interrogatories, requests for information or document subpoena, civil investigative demand or similar process) to disclose any of the above-referenced information or documents, such party will promptly notify the other party of such request so that such other party may seek an appropriate protective order or waive compliance with the provisions hereof. If, in the absence of a protective order or the receipt of a waiver hereunder, a party is nonetheless, in the opinion of its counsel, compelled to disclose any terms or conditions of the above-references information or documents to any tribunal or else stand liable for contempt or suffer other censure or penalty, such party may disclose such information to such tribunal without liability hereunder.

               The obligations in this Section 6.5 shall survive termination of this Agreement.

               6.6 Ordinary Course Obligations. As long as any Series B Shares is outstanding, the Company agrees, and agrees to cause its subsidiaries to

                   (a) Promptly pay and discharge, or cause to be paid and discharged when due and payable, all lawful taxes, assessments, and governmental charges or levies imposed upon the income, profits, property or business of the Company or its subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereof and provided further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor. The Company and its subsidiaries will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other Indebtedness, defined earlier, incident to the operations of the Company or its subsidiaries;

                   (b) Keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, and additions and improvements thereto; and the Company and its subsidiaries will at all times comply with the provisions of all material leases and Scheduled Contracts and other material Contracts to which any of them is a party or under which any of them occupies property so as to prevent any loss or forfeiture thereof or thereunder;

                   (c) Duly observe and conform to all valid requirements of governmental authorities Governmental Authorities relating to the conduct of their business or to their property or assets;

                   (d) Maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use patents, processes, licenses, trademarks, trade names, or copyrights owned or possessed by it and deemed by the Company to be necessary material to the conduct of its business;

                   (e) Cause each employee, officer or consultant to enter into a Non-Disclosure and Developments Agreement;

                   (f) Keep true records and books of accounts in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

               6.7 Taxes Relating to this Agreement. The Company will pay all Taxes (other than Federal, State or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance of the Securities and the initial sale of the Securities hereunder or in connection with any modification of the Securities and will save the Investors harmless without limitation as to time against any and all liabilities with respect to all such Taxes. The obligations of the Company under this paragraph shall survive any redemption, repurchase or acquisition of Securities by the Company and the termination of this Agreement.

               6.8 Replacement of Instruments. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any of the Securities, and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that, if the owner of the same is an institutional investor, its own agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company, at its expense, will execute, register and deliver, in lieu thereof, a new certificate or instrument for an equal number of Securities.

               6.9 Reincorporation in Delaware. As soon as practicable after the date hereof, the Company shall take all such steps as may be required to reincorporate in the State of Delaware.

               6.10 SBA Forms; Inspection. Prior to the Closing, the Company shall deliver to Prospect Street NYC Discovery Fund, L.P. any documentation required pursuant to the SBA Act or the SBA Regulations, including, but not limited to: SBA Forms 480, 652 and 1031 and the SBA Certificate dated as of the Closing and executed by the chief executive officer or president of the Company, substantially in the form and to the effect of Exhibit L hereto. At the request of Prospect Street NYC Discovery Fund, L.P., the Company shall permit Prospect Street NYC Discovery Fund, L.P. and/or the SBA and/or any Person designated by Prospect Street NYC Discovery Fund, L.P. to inspect any of the properties, corporate books and financial records of the Company, if any, to discuss their respective affairs and finances with the officers and employees of the Company and to make extracts from the copies of such books and records, all at such time as Prospect Street NYC Discovery Fund, L.P. may reasonably request, including, but not limited to, for purposes of verifying information provided to Prospect Street NYC Discovery Fund, L.P. and required by the SBA.

               6.11 Corporate Existence; Approvals. The Company and the Subsidiary shall cause to be done all things necessary to preserve and keep in full force and effect the corporate existence of the Company and the Subsidiary and any of their respective subsidiaries and all necessary approvals and licenses of any Governmental Authority and comply with all Laws applicable to the Company or any such subsidiary and comply with all agreements to which the Company or any such Subsidiary is a party, the violation of which could reasonably be expected to result in a material adverse change in the business or Condition, the Subsidiary or any of their respective subsidiaries.

               6.12 Taxes. The Company shall cause to be paid and discharged all obligations when due and all Taxes imposed upon the Company, the Subsidiary or any of their respective subsidiaries or upon their respective assets and properties or upon any part thereof, before the same shall become in default and before late or default charges accrue, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon such property or any part thereof, provided, however, that neither the Company nor such Subsidiary shall be required to cause to be paid and discharged any such obligation, Tax or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company or such subsidiary, as the case may be, shall set aside on its books adequate reserves, in accordance with GAAP, with respect to such obligation, Tax or claim so contested and provides that the applicable property is not at risk of being forfeited or foreclosed.

               6.13 Insurance. The Company shall keep adequately insured by duly licensed insurers all assets and properties of the Company and any Subsidiary of the Company, and also keep the Company and each such Subsidiary adequately insured at all times with responsible insurance carriers against liability on account of damage to persons or property and under all applicable workers' compensation laws. All such insurance shall be in such amounts and with such coverage as is consistent with coverage usually carried by corporations of a similar size engaged in the same or similar business similarly situated and as is satisfactory to each Investor.

               6.14 Notice of Certain Events. The Company shall promptly notify each Investor in writing of the commencement of any action or proceeding to which the Company, the Subsidiary or any of their respective subsidiaries is a party where the amount in controversy is in excess of $50,000, singularly or cumulatively, for all claims arising from a single incident, to which the Company or any such Subsidiary may be a party and (ii) of any default under any Indebtedness with a principal amount of at least $50,000 or event or condition which, with notice or lapse of time or both, would constitute such a Default under any such Indebtedness, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto.

               6.15 Maintenance of Properties. The Company shall maintain and preserve all of the assets and properties of the Company and any Subsidiary of the Company necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

               6.16 Reservation of Shares. The Company will, for so long as any Investor has any rights to exercise the Warrants keep reserved the full number of shares of Common Shares issuable upon exercise of the Warrants.

               6.17 Venture Capital Operating Company Status. Each Investor shall have the right to consult with and advise the management of the Company and to receive all materials provided to members of the board of directors of the Company so long as may be required to enable each Investor to qualify as a "venture capital operating company" within the meaning of Section 2510.3-101 of the plan asset regulations promulgated by the United States Department of Labor ("VCOC"). In addition, in the event that (i) any Investor is not entitled to designate at least one (1) member for election to the Board of Directors of the Company, or (ii) the United States Department of Labor through formal or informal rules, regulations or interpretations provides, or it is otherwise established through governmental or court action, that such representation does not constitute the exercise of management rights of the kind necessary to enable such Investor to continue to qualify as a VCOC, then the Company and such Investor shall in good faith negotiate provisions to enable such Investor, at all times that such Investor holds securities of the Company, exercise the minimum amount of such management rights in order to continue to qualify as a VCOC.

               6.18 Director and Officer Insurance. The Company shall keep in effect all provisions in its certificate of incorporation and by-laws providing for exculpation of director and officer liability and indemnification of directors and officers of the Company to the fullest extent permitted by applicable Law, which provisions shall not be amended except as required by applicable law or except as approved by the Board of Directors of the Company. At all times that the Stockholders Agreement is in effect, the Company shall cause to be maintained director's and officer's liability insurance covering the directors and officers of the Company on terms substantially no less advantageous to the directors and officers of the Company than such insurance in effect on the date hereof.

               6.19 Further Assurances. The Company shall take such further actions and otherwise assist and cooperate with the Investors required to make any filings or obtain any approvals with or from any Governmental Authority, including obtaining any approval as may be necessary in order to effect the exercise of the Warrants.

               6.20 Use of Proceeds. The Company shall not, directly or indirectly, use any of the proceeds received from the Investors hereunder to engage in any activities with respect to which an SBIC is prohibited from providing funds by SBA Regulations, including without limitation 13 CFR ss. 107.720.

               6.21 Reports Under the Exchange Act. With a view to making available to the Investors the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Securities and Exchange Commission that may at any time permit an Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                   (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                   (b) take such action as is necessary to enable the Investors to utilize Form S-3 for the sale of their Registrable Securities;

                   (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                   (d) furnish to any Investor, so long as the Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after the effective date of the first registration statement filed by the Company) and the Securities Act and Exchange Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

               6.22 Actions Requiring Written Consent of Investors. Until the consummation of a Qualified Public Offering, the Company shall not effect any of the following actions set forth in this Section 6.22 without prior written consent of, at any time of determination thereof, the holders of Securities representing at least 60% of the aggregate number of Conversion Shares then outstanding or issuable upon conversion of the Shares or exercise of the Warrants (the "Required Holders"):

                   (a) Capital Expenditures. The Company shall not invest in fixed assets and leasehold improvements or other capital expenditures (including, without limitation, capital leases) during (i) any calendar quarter (including any capital expenditures incurred in 1998 prior to the date of the Closing) in excess of the lower of (i) $250,000 or (ii) 5% of shareholders' equity (subject to a minimum permissible amount of $100,000) in the aggregate or (ii) during a 12 month period (including capital expenditures incurred in 1998 prior to the date of the Closing) in excess of $1,000,000, in the aggregate, in each case with respect to the Company and any Subsidiary.

                   (b) Issuance of Capital Stock and Options. Other than pursuant to the Interactive Imaginations, Inc. 1998 Stock Incentive Plan (as amended from time to time thereafter in accordance therewith, the "Stock Incentive Plan"), attached hereto as Exhibit M, or the issuance of securities to those holding any warrants, options, or convertible securities issued and outstanding as of the date hereof and set forth on Schedule 1 hereto, the Company shall not issue, or enter into any agreement to issue, to any third party, employee, officer or director of, or consultant to, the Company, any capital stock or any options, warrants or other rights (contingent or otherwise) to acquire capital stock (or securities directly or indirectly convertible into or exchangeable for capital stock) of the Company.

                   (c) Indebtedness. The Company shall not, nor shall it permit any Subsidiary to, incur, create, permit to exist or assume directly or indirectly any Indebtedness, other than (i) as set forth in Part 6.22(c) of
Schedule 1 and other than Indebtedness constituting capital lease obligations permitted under Section 6.22(a) above and (ii) as an endorser of negotiable instruments for the payment of money deposited with the Company or any such Subsidiary's bank account for collection in the ordinary course of business.

                   (d) Liens, Etc. The Company shall not, nor shall it permit any Subsidiary to, mortgage, pledge, assign or otherwise encumber or permit to be encumbered any of the Company's or any of such Subsidiary's assets and properties, whether now owned or hereafter acquired, or acquire or agree to acquire any property or assets upon conditional sale or other title retention agreement, except for purchase money liens or otherwise in the ordinary course of business and liens with respect to Indebtedness permitted under Section 6.22(c).

                   (e) Change in Nature of Business. The Company shall not, nor shall it permit any Subsidiary to, engage in any business described in the approved Business Plan.

                   (f) Dividends, Etc. The Company shall not declare or pay any cash or asset dividend on any of its shares or make any other distribution or disposition of assets to stockholders in respect of its shares (or otherwise), or make, or commit to make, any payment on account of the purchase, redemption or other retirement of any of its shares or warrants or options therefor (except for the repurchase of shares held by employees of the Company upon termination of such employment as provided in the Stockholders Agreement in an amount not to exceed $100,000 in the aggregate with respect to the Company and any Subsidiary of the Company).

                   (g) Charter Documents, Directors. The Company shall not amend the certificate of incorporation or by-laws of the Company as in effect on the date of Closing or permit the Company's Board of Directors to be increased to more or decreased to fewer than seven directors.

                   (h) Transactions with Affiliates. The Company shall not, nor shall it permit any Subsidiary to, except for employment arrangements with full-time employees and transactions in effect on the date hereof and listed on
Part 2.9 of Schedule 1, directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any current or former officer, director, stockholder, Affiliate or Associate of the Company or such Subsidiary or any Associate of any such officer, director, stockholder or Affiliate on terms less favorable to the Company than the terms which would apply in a similar transaction with a Person who is not enumerated above.

                   (i) Conflicting Agreements. The Company shall not, nor shall it permit any Subsidiary to, enter into any agreements or arrangements which by their terms or reasonably foreseeable effect restricts or adversely affects the Company's or such Subsidiary's right and ability to meet its obligations to any Investor hereunder or under any of the Company Documents to which it is a party.

                   (j) Merger, Consolidation, Sale of Assets. The Company will not, nor will it permit any of its Subsidiaries to, voluntarily liquidate or dissolve, or consolidate or merge with or into any other Person, or permit any other Person to consolidate with or merge with or into it or participate in a share exchange with or sell, lease, transfer, contribute or otherwise dispose of any of its assets to any other Person (other than sales of inventory and worn out and obsolete assets in the ordinary course of business as such business is conducted in compliance with Section 6.22(e)), except that, subject in any event to compliance with the last paragraph of this Section:

                             (i) any Subsidiary of the Company may consolidate
               with or merge into the Company or any wholly owned Subsidiary of the Company if the Company or such wholly owned Subsidiary shall be the continuing or surviving corporation.

                             (ii) any Subsidiary of the Company may sell, lease,
               transfer, contribute or otherwise dispose of its assets in whole or in part to the Company or any wholly owned Subsidiary of the Company, and may, following any such disposition in whole, liquidate and dissolve.

                   (k) Redemption. The Company shall not acquire any securities of the Company except upon redemption of the Preferred Shares or from terminated employees pursuant to the terms of an agreement approved by the Board of Directors.

                   (l) Employee Plans. The Company shall not adopt, or permit any Subsidiary to adopt, any employee benefit, bonus, stock or option plan, other than the Stock Incentive Plan, or materially modify the Stock Incentive Plan.

                   (m) Disposal of Assets. The Company shall not dispose of assets of the Company, the Subsidiary or any of their respective subsidiaries with a value (a) in excess of the greater of (i) 5% of the Company's capital (subject to a minimum permissible amount of $100,000) or (ii) $250,000 or (b) in excess of, in the aggregate, $1,000,000 in any 12-month period.

                   (n) Auditors. The Company shall not appoint, reappoint or change the Company's auditors.

               6.23 Non-Disclosure and Developments Agreements. The Company shall cause each of its employees and consultants to enter into Non-Disclosure and Developments Agreement in the form attached hereto as Exhibit K, and shall condition the participation of any employee or consultant in the Incentive Plan on such employee's or consultant's execution of such agreement.

        7. Miscellaneous.

               7.1 Expenses. The Company shall pay all stamp, documentary and other taxes which may be payable in connection with the execution, delivery and performance of this Agreement, and the purchase and sale of the Securities. In addition, at the Closing, the Company shall pay up to $100,000 towards reasonable out-of-pocket fees and expenses incurred by the Investors in connection with this Agreement and the transactions contemplated hereby including, without limitation, the reasonable fees and expenses of counsel for the Investors, including any legal fees and expenses relating to any future waiver, consent or amendment (whether or not any such future action is given or consummated). Upon the surrender by any Investor of any certificate for Series B Shares, Warrants or Conversion Shares to the Company or a transfer agent of the Company for exchange for instruments of other denominations or registered in another name or names, the Company will cause such new instruments to be issued and will pay the cost of delivering to or from the office of such Investor from or to the Company or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

               7.2 Taxes. The Company will pay all taxes (other than Federal, State or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance of the Securities and the initial sale of the Securities hereunder or in connection with any modification of the Securities and will save you harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Company under this paragraph shall survive any redemption, repurchase or acquisition of Securities by the Company and the termination of this Agreement.

               7.3 Replacement of Instruments. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Series B Shares, Warrants or Conversion Shares, and

                   (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that, if the owner of the same is an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or

                   (b) in the case of mutilation, upon surrender and cancellation thereof, the Company, at its expense, will execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Series B Shares, Warrants or Conversion Shares.

               7.4 Use of Investors' Names. The Company agrees and acknowledges that the Investors do not have responsibility for managing the business of the Company. The Company shall not, except as required by law, use the name of any Investor in any publicly available or otherwise widely disseminated document or communication without the prior written consent of the Investor whose name is to be disclosed, which consent shall not be unreasonably withheld.

               7.5 Indemnification. The Company agrees to indemnify each Investor and each officer, director, employee, agent, partner, shareholder and Affiliate of each Investor (collectively, the "Indemnified Parties") for, and hold each Indemnified Party harmless from and against, any and all damages, fines, fees, penalties, diminution of value, deficiencies, losses and expenses, (collectively, "Losses") including, without limitation, interest, reasonable expenses of investigation, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment (such fees and expenses to include without limitation, all fees and expenses of attorneys, incurred in connection with (i) the investigation or defense of any claims by any Person who is not party to this Agreement (a "Third Party") or (ii) asserting or disputing any rights under this Agreement against any party hereto or otherwise) arising out of or suffered or incurred in connection with any of the following, whether involving a claim by a Person that is a party hereto or a Third Party: (a) any misrepre sentation or any breach of any warranty made by the Company herein or in any of the other Company Documents or by any constituent corporation in the Merger Documents, (b) any breach or non-fulfillment of any covenant or agreement made by the Company herein or in any of the other Company Documents, (c) the status of each Investor as a holder of securities of the Company, or (d) any claim relating to or arising out of a violation of applicable federal or state securities laws by the Company in connection with the sale or issuance of the Securities by the Company to the Investors; provided, however, that the indemnification shall not be required unless and until the total amount otherwise subject to indemnification hereunder exceeds thirty thousand dollars ($30,000) in the aggregate, in which event the Indemnified Parties will be entitled to indemnification for the full amount of their Losses.

               7.6 Right to Rely. Notwithstanding any right of the Investors (whether or not exercised) to investigate the affairs of the Company or any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of the other party contained in this Agreement or the waiver of any condition to Closing, the Company, on the one hand, and each Investor, on the other, have the right to rely fully upon the representations, warranties, covenants and agreements of the other contained in this Agreement.

               7.7 Survival. All representations, warranties, covenants and agreements contained in or made pursuant to this Agreement or contained in any certificate delivered pursuant to this Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any party hereto, and shall survive the transfer and payment for the Securities and the consummation of the transactions contemplated hereby.

               7.8 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

               7.9 Entire Agreement; Amendment and Waiver. This Agreement and the documents referred to herein, including, without limitation, the Company Documents, constitute the entire understanding of the parties hereto and supersedes all prior letters of intent, agreements or understandings among such parties relating to the subject matter hereof.

               7.10 Applicable Law. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under its principles of conflicts of law.

               7.11 Notices. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given
(x) on the date of delivery, if delivered personally or by telecopier, receipt confirmed, (y) on the second following business day, if delivered by a recognized overnight courier service, or (z) seven days after mailing, if sent by registered or certified mail, return receipt requested, postage prepaid, in each case, to the party to whom it is directed at the following address (or at such other address as any party hereto shall hereafter specify by notice in writing to the other parties hereto):

                      (i)    If to the Company, to it at the following address:

                         Interactive Imaginations, Inc.
                              c/o 24/7 Media, Inc.
                           1290 Avenue of the Americas
                               New York, NY 10104
                          Attn: Chief Executive Officer

                      (ii) If to any Investor, to it at the address set forth below its name on the signature page hereto.

                      (iii) If to Prospect Street NYC Discovery Fund, L.P. or Prospect Street NYC Co-Investment Fund, L.P., copies to the following address:

                          Morgan, Lewis & Bockius, LLP
                                 101 Park Avenue
                               New York, NY 10178
                              Attn: Ira White, Esq.

               7.12 Brokerage. Each party hereto will indemnify and hold harmless each Investor and each officer, director, employee, agent, partner, shareholder and Affiliate of each of the foregoing against and in respect of any claim for brokerage, finders' fees or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

               7.13 Severability. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

               7.14 Descriptive Headings. The section and other headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

               7.15 Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

               7.16 Understanding Among Investors. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any statements or opinions as to the Condition of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder.

               7.17 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request both before and after the Closing in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               7.18 Knowledge. When used herein, the phrase "to the knowledge of" any Person, "to the best knowledge of" any Person, "known" to any Person or any similar phrase, means (i) with respect to any Person who is an individual, the actual knowledge of such Person, and (ii) with respect to any other Person, the actual knowledge of any of the directors, officers, members, general partners, stockholders or other similar Persons in a similar position or having similar powers and duties; and, in the case of each of (i) and (ii), the knowledge of facts that such individuals should have known after reasonable inquiry.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:

INTERACTIVE IMAGINATIONS, INC.





By:     /s/ David J. Moore
        ----------------------------------
        David J. Moore
        Chief Executive Officer

INVESTOR:

                                             The Travelers Insurance Company

                                             By: /s/ John W. Petchler
                                                --------------------------------
                                             Name:   John W. Petchler
                                             Title:  Senior Vice President

                                  Address:   One Tower Square
                                             Hartford, CT  06183-2030



Number of Series B Shares:                   3,333,334

Number of Class A Warrants:                  1,666,667

Number of Class B Warrants:                  1,666,667

Aggregate Purchase Price:                    $3,333,334

INVESTOR:

                                      Prospect Street NYC Discovery Fund, L.P.
                                      By:  Prospect Street Discovery Fund, Inc.
                                      its General Partner

                                      By: /s/ John Barry
                                         ---------------------------------------
                                      Name:   John Barry

                           Address:   250 Park Avenue, 17th Floor
                                      New York, New York  10177




Number of Series B Shares:                   2,500,000

Number of Class A Warrants:                  1,250,000

Number of Class B Warrants:                  1,250,000

Aggregate Purchase Price:                    $2,500,000

                                   Prospect Street NYC Co-Investment Fund, L.P.
                                   By: Prospect Street Co-Investment Fund, LLC, its General Partner

                                   By: /s/ John Barry
                                      --------------------------------
                                   Name:   John Barry

                        Address:   250 Park Avenue, 17th Floor
                                   New York, New York  10177


Number of Series B Shares:                   833,334

Number of Class A Warrants:                  416,667

Number of Class B Warrants:                  416,667

Aggregate Purchase Price:                    $833,334

INVESTOR:

                                      Big Flower Digital Services, Inc.

                                      By: /s/ Mark A. Angelson
                                         ---------------------------------------
                                      Name:   Mark A. Angelson
                                      Title:  Executive Vice President

                           Address:   c/o Big Flower Holdings, Inc.
                                      3 E. 54th Street
                                      New York, New York  10022
                                      Attn: Associate General Counsel



Number of Series B Shares:                   3,333,334

Number of Class A Warrants:                  1,666,667

Number of Class B Warrants:                  1,666,667

Aggregate Purchase Price:                    $3,333,334

INVESTOR:

                                             /s/ David J. Moore
                                             ---------------------------------
                                             David J. Moore

                                  Address:   c/o 24/7 Media, Inc.
                                             1290 Avenue of the Americas
                                             New York, New York  10104

Number of Series B Shares:                   60,000

Number of Class A Warrants:                  30,000

Number of Class B Warrants:                  30,000

Aggregate Purchase Price:                    $60,000


                                       45